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                                                                  Exhibit 10.32

                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT (the "Agreement") is made and entered into effective as of the _____ day of ________________________, 2001 by and among
(a) the persons whose names appear beneath the caption "DEPOSITORS" on the signature page hereof (such persons being referred to hereinafter collectively as the "Depositors" and singly as a "Depositor"), (b) C. Networks L.L.C., a Delaware limited liability company ("CNLLC"), and (c) Frederick F. Hoelke ("Escrow Agent"). Hispanic Television Networks, Inc., a Delaware corporation (the "Company"), joins herein for the limited purpose of agreeing to its notification obligations under the first sentences of Sections 3(a) and (b) herein.

                                    RECITALS:

         WHEREAS, each Depositor is the owner of the number of shares of the common stock, par value $.01 per share ("Common Stock"), of the Company set forth beneath such Depositor's signature below; and

         WHEREAS, CNLLC executed a Subscription Agreement in favor of the Company on or about the date of this Agreement (the "Subscription Agreement") pursuant to which CNLLC obligated itself to purchase from the Company shares of the Common Stock from time to time hereafter; and

         WHEREAS, the Depositors agreed to convey to the Company from time to time hereafter as a contribution to the capital of the Company portions of the shares being deposited into escrow pursuant to this Agreement as CNLLC honors its periodic share purchase obligations under the Subscription Agreement; and

         WHEREAS, the Depositors agreed to enter into this Agreement with regard to the shares that may be conveyed to the Company from time to time hereafter as a contribution to the capital of the Company;

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties, covenants and agreements set forth herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed as follows:

         1.       DESIGNATION OF ESCROW AGENT.

         Depositors and CNLLC hereby designate and appoint Escrow Agent to act as escrow agent in accordance with the terms and conditions hereof. By his acceptance and execution of this Agreement, Escrow Agent agrees to act as escrow agent hereunder.

         2.       ESCROWED ITEMS.

         Each Depositor either deposited with Escrow Agent on the date of this Agreement or shall deposit with Escrow Agent as promptly after the date of this Agreement as is possible the following items:

                  (i) one or more stock certificates representing the number of shares of Common Stock set forth beneath such Depositor's signature below; and

                  (ii) 33 stock powers endorsed by such Depositor in blank regarding such shares of Common Stock; and

                  (iii) 33 instruments executed by such Depositor each conveying to the Company as a contribution to the capital of the Company 1/33 of the shares of Common Stock originally deposited by such Depositor into escrow as Escrowed Items; and

                  (iv) 33 letters of instruction to the Company's transfer agent signed by such Depositor regarding such shares of Common Stock.

The preceding stock certificates, stock powers, conveyance instruments and letters of instruction are referred to hereinafter collectively as the "Escrowed Items". The Escrow Agent's obligations hereunder are expressly conditioned upon the Escrow Agent's receipt of the Escrowed Items. In addition to the preceding, in connection with the execution of this Agreement, each Depositor executed in favor of CNLLC a proxy granting to CNLLC the right to vote all shares of Common Stock represented by the one or more stock certificate being deposited by such Depositor into escrow as Escrowed Items so long as such shares have not been conveyed to the Company as a contribution to the capital of the Company and so long as CNLLC has not failed to honor one of its periodic obligations under the Subscription Agreement to purchase 500,000 Class Two Units, as defined in the Subscription Agreement.

         3.       DISBURSEMENT OF ESCROWED ITEMS.

         (a)     (i)       Whenever CNLLC has honored one of its periodic
obligations under the Subscription Agreement to purchase 500,000 Class Two Units (totalling 1,000,000 shares of Common Stock and 500,000 warrants to purchase Common Stock), the Company shall give written notice of the same to Escrow Agent. Upon receipt of the written notice required by the preceding sentence, Escrow Agent shall be authorized to cause and shall cause 1/33 of the shares of Common Stock originally deposited into escrow as Escrowed Items by each Depositor to be conveyed to the Company as a contribution to the capital of the Company, and in this connection Escrow Agent shall be authorized to undertake and shall undertake (with respect to each Depositor) the actions set forth in Section 3(b) below.

                  (ii) Once CNLLC has honored all its periodic obligations under the Subscription Agreement to purchase 500,000 Class Two Units (totalling 1,000,000 shares of Common Stock and

500,000 warrants to purchase Common Stock), the Company shall give written notice of the same to Escrow Agent. Starting 30 days after the receipt of the written notice required by the preceding sentence and every 30 days thereafter until all shares of Common Stock deposited into escrow as Escrowed Items have been conveyed to the Company, Escrow Agent shall be authorized to cause and shall cause 1/33 of the shares of Common Stock originally deposited into escrow as Escrowed Items by each Depositor to be conveyed to the Company as a contribution to the capital of the Company, and in this connection Escrow Agent shall be authorized to undertake and shall undertake (with respect to each Depositor) the actions set forth in Section 3(b) below.

         (b)      On each occassion on which Escrow Agent is authorized by
Section 3(a)(i) or (ii) above to take the action set forth in this Section 3(b), Escrow Agent shall undertake the following:

                  (i) submit to the Company's transfer agent one or more stock certificates representing at least 1/33 of the shares of Common Stock originally deposited by such Depositor into escrow as Escrowed Items, together with one of the stock powers endorsed by such Depositor in blank with the date and the related stock certificate number(s) being included by Escrow Agent on such stock power and together with one of the letters of instruction to the Company's transfer agent signed by such Depositor with the date and the related stock certificate number(s) being included by Escrow Agent on such letter of instruction; and

                  (ii) after receipt from the Company's transfer agent of the stock certificate issued in the Company's name as treasury stock representing the shares of Common Stock to be convey to the Company as a contribution to the capital of the Company (such shares being 1/33 of the shares originally deposited by such Depositor into escrow as Escrowed Items), submit to the Company such stock certificate, together with one of the conveyance instruments executed by such Depositor with the date being included by Escrow Agent on such conveyance instrument; and

                  (iii) after receipt from the Company's transfer agent of the stock certificate representing the residual shares of Common Stock of such Depositor not conveyed to the Company, to hold such stock certificate as an Escrowed Item.

         (c) Whenever (i) CNLLC has failed to honor one of its periodic obligations under the Subscription Agreement to purchase 500,000Class Two Units, (ii) CNLLC has given the written notice of default required thereunder, and (iii) the period of time set forth in the Subscription Agreement for curing CNLLC's failure has expired, the Company shall give written notice of the same to Escrow Agent. Upon receipt of the written notice required by the preceding sentence, Escrow Agent shall be authorized to disburse each Escrowed Item then held by Escrow Agent to the Depositor that deposited such Escrow Item into escrow pursuant to this Agreement.

         (d) If Depositors and CNLLC give joint notice to Escrow Agent regarding the disbursement of the Escrowed Items, Escrow Agent shall, as soon as is possible thereafter, disburse the Escrowed Items specified in the notice in the manner set forth in the notice.

         (e) Notwithstanding anything else contained herein, Escrow Agent shall be entitled to disburse all or any portion of the Escrowed Items to the registry of a court of competent jurisdiction pursuant to any provisions contained herein with regard to interpleader actions.

         4.       TERMINATION.

         Upon disbursement of the Escrowed Items as provided hereinabove, this Agreement, the escrow created hereby and the Escrow Agent's duties hereunder shall terminate and be of no further force or effect.

         5.       ESCROW AGENT'S FEES AND EXPENSE REIMBURSEMENT.

         Escrow Agent shall be entitled to no fees for his services hereunder. However, Escrow Agent shall be entitled to a prompt reimbursement for all costs and expenditures reasonably incurred in by him in acting as escrow agent hereunder, one-half from CNLLC and one-half from Depositors (pro rata based on the number shares of Common Stock separately contributed into escrow by Depositors).

         6.       RESPONSIBILITIES OF ESCROW AGENT.

         The acceptance by the Escrow Agent of his duties under this Agreement is subject to the following terms and conditions (which each Depositor and CNLLC hereby agree shall govern and control the Escrow Agent's rights, duties and liabilities hereunder):

         (a) DUTIES. The Escrow Agent's duties hereunder shall be limited to (i) the safekeeping of the Escrowed Items, and (ii) the disbursement of the Escrowed Items in accordance with the above. The parties hereto expressly agree that there shall be no claim or cause of action against the Escrow Agent for any disbursement effected in strict compliance with this Agreement.

         (b) NOT A PARTY TO UNDERLYING TRANSACTION. Each Depositor and CNLLC hereby acknowledge that the Escrow Agent is not a party to the transactions underlying this Agreement, and that the Escrow Agent shall not be required to make any determinations in respect to any rights or responsibilities thereunder or with respect to any of their agreements concerning the subject matter thereof.

         (c) STANDARD OF CONDUCT. The Escrow Agent shall not be liable for any error of judgment, or for any action taken or omitted by him in good faith regarding the Escrowed Items, except for gross negligence, bad faith or willful misconduct with respect to the Escrowed Items or his duties hereunder. Escrow Agent may consult with an independent attorney of his reasonable choice. Escrow Agent shall have full and complete authorization and protection for any actions taken or suffered by Escrow Agent in good faith and in accordance with the opinionof such attorney.

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         (d)      ADVERSE  CLAIMS OR  DEMANDS.  If  conflicting  demands or
                  notices are served upon Escrow Agent with respect to this Agreement within the applicable time limits set forth herein (if any), then Escrow Agent (a) may not comply with any ofsaid demands or notices, and (b) may file a suit in an appropriate interpleader action in a court of competent jurisdiction and deposit the Escrowed Items with that court pursuant to such filing. Under those circumstances, Escrow Agent shall not be liable for damages or injuries to any Depositor or CNLLC or any other person for such failure to comply. Escrow Agent may continue to so refuse to comply with such conflicting demands or notices until either (a) the rights of claimants have been finally adjudicated by a court of competent jurisdiction, or
                  (b) the Depositors and CNLLC have resolved the conflict and have jointly so notified Escrow Agent.

         (e) RESOLUTION OF QUESTION OR INTERPRETATION. In the event that any question or interpretation of any instrument, instruction or other matter arises in connection with the Escrow Agent's performance of his duties hereunder, the Escrow Agent shall request, and the Depositors or CNLLC (as requested by Escrow Agent) shall deliver, separate or joint written instructions regarding the same to the Escrow Agent. In performing his duties under this Agreement, Escrow Agent may rely upon any notices or instructions given to Escrow Agent under this Agreement and reasonably believed by Escrow Agent to be genuine and to have been signed and given by the proper party or parties. Escrow Agent shall be under no duty to make any inquiry as to the form, genuineness, proper execution, or accuracy of any such notice or instructions.

         7.       INDEMNITY.

         Subject to the other provisions of this Agreement, each Depositor and CNLLC jointly and severally agree to indemnify the Escrow Agent and hold the Escrow Agent harmless from and against all costs, damages, losses, judgments, reasonable attorneys' fees, expenses, obligations or liabilities of any kind or nature which the Escrow Agent may incur or sustain in connection with or arising under this Agreement; provided that the same is not a result of the Escrow Agent's gross negligence, bad faith or willful misconduct.

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

         8.       AMENDMENT.

         This Agreement may be amended or terminated by agreement between the Depositors and CNLLC at any time by written notice to the Escrow Agent; provided, however, that the duties and responsibilities of the Escrow Agent and the Company may not be increased without their written consent.

         9.       PARTIES IN INTEREST.

         This Agreement shall inure to the benefit of and be binding upon the Escrow Agent, each Depositor, CNLLC and the Company, and their respective heirs, beneficiaries, legal representatives, successors and assigns. Nothing expressed herein is intended or shall be construed to give any person other than the parties hereto any legal or equitable right, remedy or claim under or in respect to this Agreement or the Escrowed Items, which are intended to be for the sole and exclusive benefit of the parties hereto in accordance with the provisions hereof.

         10.      NOTICES.

         All notices, requests, consents, and other communications hereunder shall be in writing and shall deemed to have been given if personally delivered or upon three (3) business days of mailing if mailed, first class, registered or certified mail, postage prepaid, to a party at the address set forth beneath their signatures below.

         11.      GOVERNING LAW.

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

         IN WITNESS WHEREOF, the undersigned have set their hands hereunto as of the first date written above.

"DEPOSITORS"

                                           WOODCREST CAPITAL, LLC


/s/ ALAN LUCKETT                           By: /s/ JAMES RYFFEL
------------------------------------          ----------------------------------
         Alan Luckett

                                           Name:
                                                --------------------------------
/s/ VICTORIA LUCKETT
------------------------------------
         Victoria Luckett                  Title:
                                                 -------------------------------

Address:                                   Address:
         ---------------------------                ----------------------------

         ---------------------------                ----------------------------

Number of Shares: 9,672,537                Number of Shares:      9,546,534


        /s/ James Ryffel                               /s/ Bob Bryant
------------------------------------       -------------------------------------

         Jim Ryffel                                     Bob J. Bryant

Address:                                   Address:
         ---------------------------                ----------------------------

         ---------------------------                ----------------------------

Number of Shares: 7,705,500                Number of Shares:      3,240,938


        /s/ Donald Sallee
------------------------------------
         Donald B. Sallee

Address:
         ---------------------------

         ---------------------------

Number of Shares: 2,778,823

"CNLLC"                                    "ESCROW AGENT"


By:   /s/ Emilio Gorriti                            /s/ Frederick Hoelke
------------------------------------       -------------------------------------
                                                     Frederick F. Hoelke
Name:
     -------------------------------       Address:
                                                    ----------------------------
Title:
      ------------------------------                ----------------------------

Address:
         ---------------------------

         ---------------------------

"COMPANY"

HISPANIC TELEVISION NETWORKS, INC.


-------------------------------------

By:        /s/ Franklin Byrd
   ----------------------------------

Title:
      -------------------------------

Address:
         ----------------------------

         ----------------------------

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

                                   CERTIFICATE

         Each of the undersigned hereby certifies and acknowledges that the undersigned has signed and executed the foregoing agreement with multiple original signature pages at separate locations to be effective immediately upon signing and that the transmission of a telecopier facsimile of their respective signatures, each to the other, shall be sufficient to cause the mutual delivery of this executed agreement in order to bind the parties and make the agreement effective upon the date of signing. It is further certified, acknowledged and agreed that the original signature pages are to be circulated hereafter but that the failure of any party to obtain the original signature pages hereafter shall not affect the validity and effectiveness of this agreement which is effective from and after the execution by all parties and the transmission by telecopier facsimile of the signature of all parties, each to the other.

         IN WITNESS WHEREOF, the parties hereto have signed their names hereto as of the first date written above.

                                               WOODCREST CAPITAL, LLC


       /s/ Alan Luckett                        By:       /s/ James Ryffel
------------------------------------               -----------------------------
         Alan Luckett

                                                Name:
      /s/ Victoria Luckett                           ---------------------------
------------------------------------
         Victoria Luckett                       Title:
                                                      --------------------------

      /s/ James Ryffel                                   /s/ Bob Bryant
------------------------------------            --------------------------------
         Jim Ryffel                                      Bob J. Bryant

     /s/ Donald Sallee                                /s/ Frederick Hoelke
------------------------------------            --------------------------------
         Donald B. Sallee                              Frederick F. Hoelke

C. NETWORKS L.L.C.                          HISPANIC TELEVISION NETWORKS,
                                            INC.

By:   /s/ Emilio Gorriti                    By:     /s/ Franklin Byrd
   ---------------------------------            --------------------------------

Name:                                       Name:
     -------------------------------             -------------------------------

Title:                                      Title:
      ------------------------------              ------------------------------



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